RESOLUTION OF THE SHAREHOLDERS

OF

ASSET PROTECTION OF AMERICAN, INC.

The following is a true copy of the resolution duly adopted by the Majority of the Shareholders of the Corporation at a special meeting, notice to this meeting having been waived, held this 2nd day of August, 2016;

WHEREAS there has been presented to and considered by this meeting a Motion to name new DIRECTORS of the Corporation,

NOW THEREFORE BE IT RESOLVED that the majority of shareholders (having 10,000,000, or 86%); having considered this matter, and having opened the floor to all those who voice a preference in the issue and pursuant to NRS 78.320, have overwhelmingly decided and RESOLVED that:

Jean Yves Gicquel be named as DIRECTOR and CEO;

Said Motion is hereby passed and the corporate books, records and the Company shall file this Resolution in the corporate records.

Dated this August 2nd, 2016

_____________________

Jean Yves Gicquel, on behalf of

Max Niche Saint Solution Pte Ltd.,

Majority Holder of ASSET PROTECTION OF AMERICAN, INC.